Exhibit 99.1
FOR IMMEDIATE RELEASE

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1400	(915) 534-1400
WESTERN REFINING RECORDS PROFITABLE 2011 FIRST QUARTER
EL PASO, Texas — May 5, 2011 — Western Refining, Inc. (NYSE:WNR) today reported net earnings, excluding special items, of $15.2 million, or $0.17 per diluted share for the first quarter ended March 31, 2011. On a GAAP basis, the Company reported first quarter 2011 net earnings of $12.2 million, or $0.13 per diluted share. These results compare to a first quarter 2010 net loss of $30.7 million or $0.35 per diluted share. A reconciliation of net income (loss) to net income (loss) excluding special items, for all periods shown, is included in the accompanying financial tables.
Adjusted EBITDA for the quarter was $95.8 million compared to Adjusted EBITDA of $26.2 million for the first quarter of 2010. The improved results for the quarter, compared to the same period in 2010, were primarily due to much stronger refining margins. The higher margins were the result of improved market conditions and the continued price advantage of WTI crude oil as compared to Brent crude oil. The strong results were partially offset by approximately 30 days of planned and unplanned downtime at the El Paso refinery during January and February.
Jeff Stevens, Western’s President and Chief Executive Officer, said, “We are pleased with our first quarter results and the positive momentum that we continue to achieve, despite the unplanned, weather-related outage at the El Paso refinery in February. Our operational improvements over the last year and strong refining margins for inland refineries contributed to our solid earnings growth in the quarter.”
During the quarter, the Company made continued progress on strengthening its balance sheet. The Company refinanced its term loan credit agreement which resulted in a reduction of its annualized cash interest expense by approximately $9.5 million, an extension of the loan’s maturity from 2014 to 2017, and the elimination of all financial maintenance covenants.
Commenting on the second quarter, Stevens said, “We are very encouraged by the strong market conditions. Our refineries are running well and we believe Western is well positioned to capitalize on this on-going strong margin environment.”
Conference Call Information
A conference call is scheduled for May 5, 2011, at 10:00 am ET to discuss Western’s financial results. The call can be accessed at Western’s website, www.wnr.com. The call can also be heard by dialing (866) 566-8590, passcode: 55481727. The audio replay will be available through May 12, 2011, and can be accessed by dialing (800) 642-1687, passcode: 55481727.
A copy of this press release, together with the reconciliations of certain non-GAAP financial measures contained herein, can be accessed on the investor relations menu on Western’s website, www.wnr.com.

Non-GAAP Financial Measures
In a number of places in the press release and related tables, we have excluded the impact of the non-cash loss on extinguishment of debt from our results of operations for the first quarter of 2011. We have excluded these amounts to better analyze changes in our business from period-to-period as this is a non-recurring charge.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia; asphalt terminals in Phoenix and Tucson, Arizona, Albuquerque, and El Paso; retail service stations and convenience stores in Arizona, Colorado, and New Mexico; a fleet of crude oil and finished product truck transports; and wholesale petroleum products operations in Arizona, California, Colorado, Nevada, New Mexico, Texas, and Utah. More information about the Company is available at www.wnr.com.
Cautionary Statement on Forward-Looking Statements
This press release contains forward-looking statements. The forward-looking statements contained herein include statements about the Company’s positive momentum, the strong margin environment, the Company’s actions to strengthen its balance sheet, and the Company’s positioning in the current margin environment. These statements are subject to the general risks inherent in our business. These expectations may or may not be realized. Some of these expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could result in Western’s expectations not being realized or otherwise materially affect Western’s financial condition, results of operations, and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward-looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.

Consolidated Financial Data
The following tables set forth our summary of historical financial and operating data for the periods indicated below:

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per share data)
Statement of Operations Data:
Net sales (1)	$1,839,588	$1,915,395
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,612,727	1,765,461
Direct operating expenses (exclusive of depreciation and amortization) (1)	111,007	106,980
Selling, general, and administrative expenses	20,397	16,430
Maintenance turnaround expense	—	23,286
Depreciation and amortization	35,371	34,282

Total operating costs and expenses	1,779,502	1,946,439

Other income (expense):
Operating income (loss)	60,086	(31,044)
Interest income	92	30
Interest expense	(34,492)	(36,774)
Amortization of loan fees	(2,335)	(2,414)
Gain (loss) from extinguishment of debt	(4,641)	—
Other income (expense), net	288	(365)

Income (loss) before income taxes	18,998	(70,567)
Provision for income taxes	(6,773)	39,878

Net income (loss)	$12,225	$(30,689)

Basic earnings per share	$0.13	$(0.35)
Diluted earnings per share	$0.13	$(0.35)
Dividends declared per common share	$—	$—
Weighted average basic shares outstanding	88,367	88,006
Weighted average dilutive shares outstanding	88,367	88,006
Cash Flow Data:
Net cash provided by (used in):
Operating activities	$(21,041)	$(147,572)
Investing activities	828	(18,738)
Financing activities	(27,766)	116,750
Other Data:
Adjusted EBITDA (2)	$95,837	$26,189
Capital expenditures	10,779	18,843
Balance Sheet Data (at end of period):
Cash and cash equivalents	$11,933	$25,330
Working capital	365,577	249,361
Total assets	2,681,777	2,857,325
Total debt	1,053,880	1,237,308
Stockholders’ equity	693,123	658,385

(1)	Excludes $1,100.9 million and $675.0 million of intercompany sales; $1,099.4 million and $673.7 million of intercompany cost of products sold; and $2.4 million and $1.3 million of intercompany direct operating expenses for the three months ended March 31, 2011 and 2010, respectively.

Cost of products sold included $36.5 million and $2.8 million in realized and unrealized economic hedging losses for the three months ended March 31, 2011 and 2010, respectively.

(2)	Adjusted EBITDA represents earnings before interest expense, income tax expense, amortization of loan fees, depreciation, amortization, maintenance turnaround expense, and loss on extinguishment of debt. However, Adjusted EBITDA is not a recognized measurement under GAAP. Our management believes that the presentation of Adjusted EBITDA is useful to investors because it is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. In addition, our management believes that Adjusted EBITDA is useful in evaluating our operating performance compared to that of other companies in our industry because the calculation of Adjusted EBITDA generally eliminates the effects of financings, income taxes, and the accounting effects of significant turnaround activities (which many of our competitors capitalize and thereby exclude from their measures of EBITDA) and acquisitions, items that may vary for different companies for reasons unrelated to overall operating performance.
•	Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

•	Adjusted EBITDA does not reflect our cash expenditures or future requirements for significant turnaround activities, capital expenditures, or contractual commitments;

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to service interest or principal payments on our debt;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and

•	our calculation of Adjusted EBITDA may differ from the Adjusted EBITDA calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.
Because of these limitations, Adjusted EBITDA should not be considered a measure of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. The following table reconciles net income (loss) to Adjusted EBITDA for the periods presented:

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per share data)
Net income (loss)	$12,225	$(30,689)
Interest expense	34,492	36,774
Provision for income taxes	6,773	(39,878)
Amortization of loan fees	2,335	2,414
Loss on extinguishment of debt	4,641	—
Depreciation and amortization	35,371	34,282
Maintenance turnaround expense	—	23,286

Adjusted EBITDA	$95,837	$26,189

Refining Segment
The following tables present the segment financial data for our refining group, including other revenues and expenses not specific to a particular refinery:
All Refineries

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$1,710,717	$1,917,958
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,538,166	1,807,155
Direct operating expenses (exclusive of depreciation and amortization)	81,137	82,103
Selling, general, and administrative expenses	2,572	3,081
Maintenance turnaround expense	—	23,286
Depreciation and amortization	31,052	29,276

Total operating costs and expenses	1,652,927	1,944,901

Operating income (loss)	$57,790	$(26,943)

Key Operating Statistics:
Total sales volume (bpd) (1)	164,270	249,623
Total refinery production (bpd)	119,504	192,502
Total refinery throughput (bpd) (2)	121,549	192,974
Per barrel of throughput:
Refinery gross margin (1) (3)	$15.77	$6.38
Gross profit (3)	12.93	4.69
Direct operating expenses (4)	7.42	4.73

Southwest Refineries (El Paso and Gallup)

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per barrel data)
Statement of Operations Data:
Net sales (including intersegment sales)	$1,709,381	$1,427,960
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization) (1)	1,536,603	1,332,599
Direct operating expenses (exclusive of depreciation and amortization)	69,912	57,073
Selling, general, and administrative expenses	2,572	3,081
Maintenance turnaround expense	—	23,286
Depreciation and amortization	17,705	17,864

Total operating costs and expenses	1,626,792	1,433,903

Operating income (loss)	$82,589	$(5,943)

Key Operating Statistics:
Total sales volume (bpd) (1)	164,270	179,232
Total refinery production (bpd)	119,504	129,710
Total refinery throughput (bpd) (2)	121,549	131,687
Per barrel of throughput:
Refinery gross margin (1) (3)	$15.79	$8.05
Gross profit (3)	14.18	6.54
Direct operating expenses (4)	6.39	4.82

The following tables set forth our summary refining throughput and production data for the periods presented below:
All Refineries

	Three Months Ended March 31,
	2011	2010
Refinery product yields (bpd)
Gasoline	66,639	101,548
Diesel and jet fuel	46,294	73,061
Residuum	3,553	4,024
Other	3,018	8,167

Liquid products	119,504	186,800
By-products (coke)	—	5,702

Total	119,504	192,502

Refinery throughput (bpd)
Sweet crude oil	93,992	126,234
Sour or heavy crude oil	16,413	50,325
Other feedstocks/blendstocks	11,144	16,415

Total	121,549	192,974

Southwest Refineries (El Paso and Gallup)

	Three Months Ended March 31,
	2011 (5)	2010
Refinery product yields (bpd)
Gasoline	66,639	72,189
Diesel and jet fuel	46,294	49,874
Residuum	3,553	4,024
Other	3,018	3,623

Total	119,504	129,710

Refinery throughput (bpd)
Sweet crude oil	93,992	113,417
Sour or heavy crude oil	16,413	9,628
Other feedstocks/blendstocks	11,144	8,642

Total	121,549	131,687

El Paso Refinery

	Three Months Ended March 31,
	2011	2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	49,884	57,732
Diesel and jet fuel	39,544	44,624
Residuum	3,553	4,024
Other	2,186	2,801

Total refinery production (bpd)	95,167	109,181

Refinery throughput (bpd)
Sweet crude oil	72,023	94,210
Sour crude oil	16,413	9,628
Other feedstocks/blendstocks	8,220	6,783

Total refinery throughput (bpd)	96,656	110,621

Total sales volume (bpd) (1)	131,444	147,171
Per barrel of throughput:
Refinery gross margin (1) (3)	$18.70	$6.91
Direct operating expenses (4)	5.91	3.77
Gallup Refinery

	Three Months Ended March 31,
	2011	2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	16,755	14,457
Diesel and jet fuel	6,750	5,250
Other	832	822

Total refinery production (bpd)	24,337	20,529

Refinery throughput (bpd)
Sweet crude oil	21,969	19,207
Other feedstocks/blendstocks	2,924	1,859

Total refinery throughput (bpd)	24,893	21,066

Total sales volume (bpd) (1)	32,826	32,061
Per barrel of throughput:
Refinery gross margin (1) (3)	$19.70	$15.27
Direct operating expenses (4)	6.70	7.54

Yorktown Refinery

Three Months Ended
March 31, 2010
Key Operating Statistics:
Refinery product yields (bpd)
Gasoline	29,359
Diesel and jet fuel	23,187
Other	4,544

Liquid products	57,090
By-products (coke)	5,702

Total refinery production (bpd)	62,792

Refinery throughput (bpd)
Sweet crude oil	12,817
Heavy crude oil	40,697
Other feedstocks/blendstocks	7,773

Total refinery throughput (bpd)	61,287

Total sales volume (bpd) (1)	70,391
Per barrel of throughput:
Refinery gross margin (1) (3)	$2.80
Direct operating expenses (4)	4.54

(1)	Includes sales of refined products sourced from our refinery production as well as refined products purchased from third parties.

(2)	Total refinery throughput includes crude oil, other feedstocks, and blendstocks.

(3)	Refinery gross margin is a per barrel measurement calculated by dividing the difference between net sales and cost of products sold by our refineries’ total throughput volumes for the respective periods presented. Economic hedging gains and losses included in the combined refining segment gross margin are not allocated to the individual refineries. Cost of products sold does not include any depreciation or amortization. Refinery gross margin is a non-GAAP performance measure that we believe is important to investors in evaluating our refinery performance as a general indication of the amount above our cost of products that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of products sold) can be reconciled directly to our statement of operations. Our calculation of refinery gross margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

The following table reconciles combined gross profit for all refineries to combined gross margin for all refineries for the periods presented:

	Three Months Ended March 31,
	2011	2010
Net sales (including intersegment sales)	$1,710,717	$1,917,958
Cost of products sold (exclusive of depreciation and amortization)	1,538,166	1,807,155
Depreciation and amortization	31,052	29,276

Gross profit	141,499	81,527
Plus depreciation and amortization	31,052	29,276

Refinery gross margin	$172,551	$110,803

Refinery gross margin per refinery throughput barrel	$15.77	$6.38

Gross profit per refinery throughput barrel	$12.93	$4.69

The following table reconciles gross profit for our Southwest refineries to gross margin for our Southwest refineries for the periods presented:

	Three Months Ended March 31,
	2011	2010
Net sales (including intersegment sales)	$1,709,381	$1,427,960
Cost of products sold (exclusive of depreciation and amortization)	1,536,603	1,332,599
Depreciation and amortization	17,705	17,864

Gross profit	155,073	77,497
Plus depreciation and amortization	17,705	17,864

Refinery gross margin	$172,778	$95,361

Refinery gross margin per refinery throughput barrel	$15.79	$8.05

Gross profit per refinery throughput barrel	$14.18	$6.54

(4)	Refinery direct operating expenses per throughput barrel is calculated by dividing direct operating expenses by total throughput volumes for the respective periods presented. Direct operating expenses do not include any depreciation or amortization.

(5)	In September 2010, we temporarily suspended refining operations at our Yorktown refinery. Refinery production data for our Southwest Refineries is equal to All Refineries production data for the three months ended March 31, 2011. As Yorktown did not operate during the first quarter of 2011, there is no production data presented for the current period.
Wholesale Segment

	Three Months Ended March 31,
	2011 (3)	2010
	(In thousands, except per gallon data)
Statement of Operations Data:
Net sales (including intersegment sales)	$1,046,021	$513,838
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	1,010,150	493,890
Direct operating expenses (exclusive of depreciation and amortization)	15,770	9,961
Selling, general, and administrative expenses	2,046	1,939
Depreciation and amortization	1,136	1,385

Total operating costs and expenses	1,029,102	507,175

Operating income	$16,919	$6,663

Operating Data:
Fuel gallons sold (in thousands)	360,094	217,739
Fuel margin per gallon (1)	$0.09	$0.07
Lubricant sales	$26,176	$23,392
Lubricant margins (2)	12.2%	8.4%

	Three Months Ended March 31,
	2011 (3)	2010
	(In thousands, except per gallon data)
Net sales:
Fuel sales	$1,103,362	$540,591
Excise taxes included in fuel sales	(91,551)	(57,407)
Lubricant sales	26,176	23,392
Other sales	8,034	7,262

Net sales	$1,046,021	$513,838

Cost of products sold:
Fuel cost of products sold	$1,075,127	$526,236
Excise taxes included in fuel cost of products sold	(91,551)	(57,407)
Lubricant cost of products sold	22,976	21,430
Other cost of products sold	3,598	3,631

Cost of products sold	$1,010,150	$493,890

Fuel margin per gallon	$0.09	$0.07

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our wholesale segment by the number of gallons sold.

(2)	Lubricant margin is a measurement calculated by dividing the difference between lubricant sales and lubricant cost of products sold by lubricant sales. Lubricant margin is a measure frequently used in the petroleum products wholesale industry to measure operating results related to lubricant sales.

(3)	Our wholesale segment began selling finished product through our Yorktown facility during January 2011. The majority of finished products sold through our Yorktown terminal were purchased from third parties. Net sales of $263.0 million, cost of products sold of $250.5 million, and direct operating costs of $1.6 million were from new wholesale activities through our Yorktown facility without comparable activity in the prior period.
Retail Segment

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per gallon data)
Statement of Operations Data:
Net sales (including intersegment sales)	$183,743	$158,580
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	163,053	138,147
Direct operating expenses (exclusive of depreciation and amortization)	16,351	16,166
Selling, general, and administrative expenses	1,126	702
Depreciation and amortization	2,436	2,406

Total operating costs and expenses	182,966	157,421

Operating income	$777	$1,159

Operating Data:
Fuel gallons sold (in thousands)	46,275	46,364
Fuel margin per gallon (1)	$0.15	$0.15
Merchandise sales	$43,646	$42,751
Merchandise margin (2)	28.3%	27.9%
Operating retail outlets at period end	150	150

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per gallon data)
Net sales:
Fuel sales	$151,706	$127,297
Excise taxes included in fuel revenues	(17,929)	(17,481)
Merchandise sales	43,646	42,751
Other sales	6,320	6,013

Net sales	$183,743	$158,580

Cost of products sold:
Fuel cost of products sold	144,752	120,141
Excise taxes included in fuel cost of products sold	(17,929)	(17,481)
Merchandise cost of products sold	31,308	30,837
Other cost of products sold	4,922	4,650

Cost of products sold	$163,053	$138,147

Fuel margin per gallon (1)	$0.15	$0.15

(1)	Fuel margin per gallon is a measurement calculated by dividing the difference between fuel sales and cost of fuel sales for our retail segment by the number of gallons sold.

(2)	Merchandise margin is a measurement calculated by dividing the difference between merchandise sales and merchandise cost of products sold by merchandise sales. Merchandise margin is a measure frequently used in the convenience store industry to measure operating results related to merchandise sales.
Reconciliation of Special Items
We present below certain additional financial measures that are non-GAAP measures within the meaning of Regulation G under the Securities Exchange Act of 1934.
We present these non-GAAP measures to provide investors with additional information to analyze our performance from period to period. We believe it is useful for investors to understand our financial performance excluding these special items so that investors can see the operating trends underlying our business. Investors should not consider these non-GAAP measures in isolation from, or as a substitute for, the financial information that we report in accordance with GAAP. These non-GAAP measures reflect subjective determinations by management, and may differ from similarly titled non-GAAP measures presented by other companies.

	Three Months Ended March 31,
	2011	2010
	(In thousands, except per share data)
Reported earnings (losses) per share	$0.13	$(0.35)

Earnings (loss) before income taxes	$18,998	$(70,567)
Loss on extinguishment of debt	4,641	—

Earnings (loss) before income taxes excluding special items	23,639	(70,567)
Recomputed income taxes after special items	(8,428)	39,878

Net income (loss) excluding special items	$15,211	$(30,689)

Diluted earnings (loss) per share excluding special items	$0.17	$(0.35)